                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, George C. Stephenson do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ George C. Stephenson (SEAL)
                                 ------------------------
                                 George C. Stephenson

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz

                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Clifford L. Jones do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ Clifford L. Jones   (SEAL)
                                 ------------------------
                                 Clifford L. Jones

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz

                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ Michael J. Mahoney  (SEAL)
                                 ------------------------
                                 Michael J. Mahoney

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz

                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Raymond B. Ostroski do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ Raymond B. Ostroski (SEAL)
                                 ------------------------
                                 Raymond B. Ostroski

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz

                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Harold J. Rose, Jr. do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ Harold J. Rose, Jr. (SEAL)
                                 ------------------------
                                 Harold J. Rose, Jr.

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz

                                                                      Exhibit 24

                          SPECIFIC POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Bruce C. Godfrey, Executive Vice President and Chief Financial Officer, Mercom, Inc., as my true and lawful attorney for me and in my name:

      1. I authorize said attorney in fact to specfically execute in my name and in my behalf the Mercom, Inc. Form 10-K for the fiscal year ended December
31, 1994, and to file said form to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

      2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1995 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

      3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

      IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 1995.

                                 /s/ David C. McCourt    (SEAL)
                                 ------------------------
                                 David C. McCourt

Witness:

/s/ John D. Filipowicz
-------------------------
John D. Filipowicz